SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      October 14, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)



        Delaware                    1-7182                   13-2740599
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      (State or Other             (Commission             (I.R.S. Employer
      Jurisdiction of             File Number)           Identification No.)
      Incorporation)



4 World Financial Center, New York, New York                  10080
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:       (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits
         --------

         99.1 Press release dated October 14, 2003 issued by Merrill Lynch & Co., Inc.

         99.2 Preliminary Unaudited Earnings Summary for the three- and nine-month periods ended September 26, 2003 and supplemental quarterly data.




Item 12. Results of Operations and Financial Condition
         ---------------------------------------------


On October 14, 2003, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three- and nine-month periods ended September 26, 2003. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary for the three- and nine-month periods ended September 26, 2003 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 12, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.




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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MERRILL LYNCH & CO., INC.
                                        ----------------------------------------
                                                     (Registrant)





                                        By:  /s/ Ahmass L. Fakahany
                                           -------------------------------------
                                                 Ahmass L. Fakahany
                                                 Executive Vice President and
                                                 Chief Financial Officer





                                        By:  /s/ John J. Fosina
                                           -------------------------------------
                                                 John J. Fosina
                                                 Controller
                                                 Principal Accounting Officer





Date:    October 14, 2003



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


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.        Description                                              Page
-----------        -----------                                              ----

99.1               Press release dated October 14, 2003 issued by             5
                   Merrill Lynch & Co., Inc.

99.2               Preliminary  Unaudited Earnings Summary for                13
                   the three- and nine-month periods ended
                   September 26, 2003 and supplemental quarterly data.







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